Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

TrueShares Technology, AI & Deep Learning ETF (LRNZ)
(the “Fund”)

June 1, 2020
Supplement to the Fund’s
Summary Prospectus dated February 27, 2020 and
Prospectus and Statement of Additional Information dated February 26, 2020, each as previously supplemented

The Fund is currently managed solely by TrueMark Investments, LLC, the Fund’s investment adviser (the “Adviser”), and Jordan C. Waldrep, CFA, the Adviser’s Chief Investment Officer, who has been a portfolio manager of the Fund since June 2020. All references to the Black Hill Capital Partners, LLC as sub-adviser and related information should be disregarded.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.